Fair Value	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value
4.	Fair Value

Measurements

Fair value measurements are market-based measurements, not entity-specific measurements.  Therefore, fair value measurements are determined based on the assumptions that market participants would use in pricing the asset or liability.  We follow a three-level hierarchy to prioritize the inputs used in the valuation techniques to derive fair values.  The basis for fair value measurements for each level within the hierarchy is described below:

•	Level 1: Quoted prices in active markets for identical assets or liabilities.
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Level 2: Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.

•	Level 3: Valuations derived from valuation techniques in which one or more significant inputs are unobservable in active markets.

As of December 31, 2017, we did not have any asset or liability measured at fair value presented on our balance sheet.

Warrants with exercise price reset features (down-round protection) are accounted for as liabilities, with changes in the fair value included in net loss for the respective periods.  Because some of the inputs to our valuation model are either not observable or are not derived principally from or corroborated by observable market data by correlation or other means, the warrant liability is classified as Level 3 in the fair value hierarchy.

The following table summarizes the change in our Level 3 warrant liability value (in thousands):

	Years ended December 31,
Warrant liability	2018	2017
Beginning balance	$3,149	$—
Change in fair value	(2,233)	—
Ending balance	$916	$—

Financial Instruments

We disclose fair value information about all financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate fair value. The disclosures of estimated fair value of financial instruments at December 31, 2018 and 2017, were determined using available market information and appropriate valuation methods. Considerable judgment is necessary to interpret market data and develop estimated fair value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

The carrying amounts for cash and cash equivalents, accounts receivable, other current assets, accounts payable, accrued expenses and other liabilities approximate fair value due to the short-term nature of these instruments. Further, based on the borrowing rates currently available for loans with similar terms, we believe the fair value of long-term debt approximates its carrying value.

At December 31, 2018 and 2017, the aggregate fair value and the carrying value of the Company’s long-term debt were as follows (in thousands):

	December 31, 2018		December 31, 2017
	Fair Value	Carrying Value	Fair Value	Carrying Value
Debt	$14,043	$14,202	$13,427	$13,624

Carrying value is net of debt discount of $0.6 million and $0.4 million as of December 31, 2018 and 2017, respectively.

The fair value of debt is classified as Level 3 in the fair value hierarchy as some of the inputs, primarily the effective interest rate, to our valuation model are either not observable quoted prices or are not derived principally from or corroborated by observable market data by correlation or other means.

Nonfinancial Assets and Liabilities

We apply fair value techniques on a non-recurring basis associated with: (1) valuing potential impairment losses related to goodwill which are accounted for pursuant to the authoritative guidance for intangibles—goodwill and other; and (2) valuing potential impairment losses related to long-lived assets which are accounted for pursuant to the authoritative guidance for property, plant and equipment.